Filed pursuant to Rule 497

File Nos. 333-146327 and 811-22128

FocusShares Trust

Focus Morningstar US Market Index ETF

Focus Morningstar Large Cap Index ETF

Focus Morningstar Mid Cap Index ETF

Focus Morningstar Small Cap Index ETF

Focus Morningstar Basic Materials Index ETF

Focus Morningstar Communication Services Index ETF

Focus Morningstar Consumer Cyclical Index ETF

Focus Morningstar Consumer Defensive Index ETF

Focus Morningstar Energy Index ETF

Focus Morningstar Financial Services Index ETF

Focus Morningstar Health Care Index ETF

Focus Morningstar Industrials Index ETF

Focus Morningstar Real Estate Index ETF

Focus Morningstar Technology Index ETF

Focus Morningstar Utilities Index ETF

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated August 6, 2012

to the Prospectus and the Statement of Additional Information dated February 28, 2012 and each Fund's Summary Prospectus dated March 14, 2012

This Supplement should be retained and read in conjunction with the Prospectus, the Statement of Additional Information and the Summary Prospectus for each Fund. Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus.

This Supplement to the Prospectus, Statement of Additional Information and each Summary Prospectus for the Shares of the Funds, each a series of FocusShares Trust (the “Trust”), is to notify shareholders, potential investors and other interested parties that the Funds will discontinue operations and be liquidated as of August 30, 2012.

The Board of Trustees of the Trust, in consultation with the Funds’ investment adviser, FocusShares, LLC (“Advisor”), determined at a meeting of the Board of Trustees of the Trust, held on August 6, 2012, to discontinue and liquidate each Fund as of August 30, 2012 based on, among other factors, the Advisor’s belief that it would be in the best interests of each Fund and its shareholders.

August 17, 2012 will be the last day of trading on the NYSE Arca for Shares of the Funds and the last day on which Creation Unit aggregations of the Shares may be purchased or redeemed. NYSE Arca will suspend trading in the Shares of the Funds before the open of trading on August 20, 2012, and the Funds will be closed to new investment as of that date. Shareholders may sell their Shares on or prior to August 17, 2012, subject to typical transaction fees and charges. From August 20, 2012 through August 30, 2012, shareholders may be able to sell their Shares to certain broker-dealers off the exchange who may determine to continue to purchase such Shares in the secondary market, but there can be no assurance that any broker-dealer will be willing to purchase such Shares or that there will be a market for the Shares of the Funds. All shareholders remaining on August 30, 2012 will receive cash equal to the amount of the net asset value of their Shares as of August 30, 2012, which will include any capital gains and dividends into the cash portion of their brokerage accounts. Fund shareholders remaining on August 30, 2012 will not bear any expenses associated with the liquidation of the Funds other than bearing indirectly the portfolio transaction costs incurred in liquidating the Funds’ assets in advance of the Funds’ closure. Other costs of closing the Funds will be borne by the Advisor. In addition, the Advisor will continue to waive fees and reimburse expenses of each Fund, as necessary, in order to maintain the Funds' fees and expenses at their current level, as specified in the Prospectus.

Effective August 20, 2012, each of the Funds will be in the process of liquidating their portfolios. As a result, beginning August 20, 2012, each such Fund will no longer pursue its investment objective of seeking to track the performance of its respective Underlying Index. Transaction costs incurred by each Fund in liquidating its portfolio will be included in the Fund’s net asset value.

Shareholders may direct any questions about the liquidation process to FocusShares at (314) 205-2952. Shareholders may also visit http://www.FocusShares.com for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.